UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06414

Name of Fund:   BlackRock MuniYield Fund, Inc. (MYD)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

            Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Annual Report

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended April 30, 2020

Municipal Market Conditions

Municipal bonds posted modestly positive total returns amid a bifurcated market narrative in which rallying interest rates and favorable technicals drove strong performance early in the period before sentiment changed as implications of the coronavirus pandemic materialized. During the month of March, municipal bonds experienced volatility that was worse than during the height of the global financial crisis, as performance plummeted -10.87% during a two-week period before rebounding on aggressive valuation-based buying (For comparison, the -11.86% correction in 2008 spanned more than a month.) Performance continued to be hindered in April by the negative fundamental impacts of the prolonged economic shutdown, despite numerous stimulus efforts by the Fed.

Technical support waned during the period as a streak of 60-consecutive weeks of inflows turned to record outflows. During the 12 months ended April 30, 2020, municipal bond funds experienced net inflows totaling $38 billion, drawn down by nearly $46 billion in outflows during the months of March and April (based on data from the Investment Company Institute). For the same 12-month period, new issuance was elevated from a historical perspective at $417 billion but slowed materially as market liquidity became constrained amid a flight to quality spurred by the pandemic.	S&P Municipal Bond Index
Total Returns as of April 30, 2020
6 months: (1.26)%
12 months: 2.21%

A Closer Look at Yields

From April 30, 2019 to April 30, 2020, yields on AAA-rated 30-year municipal bonds decreased by 27 basis points (“bps”) from 2.55% to 2.28%, while ten-year rates decreased by 40 bps from 1.86% to 1.46% and five-year rates decreased by 54 bps from 1.63% to 1.09% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 39 bps, on par with the 41 bps of steepening in the comparable U.S. Treasury curve.

During the same time period, tax-exempt municipal bonds significantly underperformed U.S. Treasuries across the yield curve. Relative valuations, which had been broadly stretched since the passage of tax reform, reset to levels not seen since 2008. This has resulted in increased participation from crossover investors in a market that has mainly been driven by retail over the past few years.

Financial Conditions of Municipal Issuers

The coronavirus pandemic is an unprecedented shock to the system impacting nearly every sector in the municipal market. Luckily, most states and municipalities were in excellent fiscal health before the crisis and the federal government has provided an incredible amount of support. Ongoing stability is expected in high-quality states as well as school districts and local governments given that property taxes have proven resilient in past economic downturns. Essential public services such as power, water, and sewer are protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems are well positioned to absorb the impact of the economic shock. However, some segments are facing daunting financial challenges and federal support may be insufficient, requiring issuers to draw down reserves and/or borrow to meet financial obligations. Critical providers (such as safety net hospitals, mass transit and airports) with limited resources will require funding from the states and broader municipalities they serve. We anticipate that a small subset of the market, mainly non-rated stand-alone projects, will experience significant credit deterioration. Assuming the worst case, a prolonged recession would likely mean a spate of defaults, primarily in non-rated credits, and the migration of the municipal market’s overall credit quality from double-A to a still-strong single-A rating. As a result, we advocate careful credit selection and anticipate increased credit dispersion as the market navigates near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2020 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk, including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of April 30, 2020	BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its total assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2020 ($12.29)(a)	5.47%
Tax Equivalent Yield(b)	9.24%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of April 30, 2020(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MYD(a)(b)	(8.94)%	(3.66)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

Prior to the March downturn, the Fund benefited from its investments in longer-dated securities with maturities of 20 years and above. Holdings in bonds on the lower end of the investment-grade spectrum (A and BBB) also aided performance in this time, as did positions in the tax-backed, transportation and tobacco sectors. Once the market turned lower, these same factors detracted from results and were the primary reason for the Fund’s negative return for the full period.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

On the positive side, the Fund’s holdings in AAA and AA rated debt performed better in the sell-off compared to other areas of the market.

The investment adviser increased the Fund’s duration, thereby moving away from the more defensive posture it held for the majority of the period. This change reflected the investment adviser’s belief that yields had fallen to low levels that indicated little additional upside potential from rate movements.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$12.29	$14.15	(13.14)%	$15.45	$9.99
Net Asset Value	13.38	14.56	(8.10)	15.65	12.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20	04/30/19
Transportation	27%	26%
Utilities	17	13
Health	14	17
County/City/Special District/School District	13	12
Tobacco	9	8
State	8	9
Education	6	6
Corporate	4	7
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2020	12%
2021	11
2022	9
2023	7
2024	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	5%	3%
AA/Aa	32	37
A	26	24
BBB/Baa	18	17
BB/Ba	6	3
B	2	4
CC	1	1
N/R(b)	10	11

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of April 30, 2020	BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2020 ($13.88)(a)	4.58%
Tax Equivalent Yield(b)	7.74%
Current Monthly Distribution per Common Share(c)	$0.0530
Current Annualized Distribution per Common Share(c)	$0.6360
Leverage as of April 30, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0600 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MQY(a)(b)	3.60%	(1.44)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

Positions in lower-rated securities also detracted, as this market segment underperformed by a wide margin at a time of heightened uncertainty. Lower-quality states such as Illinois and New Jersey were especially notable laggards. Both are facing a likely reduction in tax revenues due to the stay-at-home orders and business closures that resulted from the coronavirus pandemic.

Portfolio income contributed to performance. Positions in higher-rated securities and issuers that focus on essential services also helped Fund returns, particularly during the market turmoil in March.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$13.88	$13.99	(0.79)%	$15.82	$11.19
Net Asset Value	14.79	15.67	(5.62)	16.96	13.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20		04/30/19
Transportation	30%		29%
County/City/Special District/School District	19		20
State	13		12
Health	13		15
Utilities	11		10
Housing	6		6
Education	5		3
Tobacco	3		3
Corporate	—	(a)	2

(a)	Rounds to less than 1%.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	2%
2021	11
2022	7
2023	7
2024	11

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	4%	4%
AA/Aa	48	50
A	28	28
BBB/Baa	11	12
BB/Ba	1	2
N/R(c)	8	4

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of April 30, 2020	BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. Effective July 31, 2019, the Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2020 ($11.99)(a)	4.40%
Tax Equivalent Yield(b)	7.43%
Current Monthly Distribution per Common Share(c)	$0.0440
Current Annualized Distribution per Common Share(c)	$0.5280
Leverage as of April 30, 2020(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2020, was increased to $0.0500 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended April 30, 2020 were as follows:

	Returns Based On
	Market Price	NAV
MQT(a)(b)	1.97%	(1.41)%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(3.22)	(2.24)

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds performed well for most of the period due to the accommodative Fed policy and favorable supply-and-demand trends in the market. This supportive backdrop changed abruptly in March once the spread of the coronavirus pandemic led to travel restrictions, business closures and stay-at-home orders. The prospect of a sharp economic downturn led to significant, broad-based weakness across the financial markets. Tax-exempt issues were hard hit in the sell-off, as investors withdrew cash from municipal bond funds and a lack of market liquidity inhibited efficient pricing. Municipal bonds subsequently recovered in April following aggressive stimulus from the Fed and U.S. Congress, allowing the category to close the period with a narrow gain.

The Fund’s use of U.S. Treasury futures to manage interest rate risk proved detrimental to the Fund’s performance given the breakdown in correlation between the Treasury and municipal markets arising from the coronavirus pandemic. While municipal bond yields rose due to a substantial increase in yield spreads, Treasury yields declined amid investors’ “flight to quality.” (Prices and yields move in opposite directions.) The Fund’s use of leverage also weighed on the Fund’s results at a time of falling bond prices.

Positions in lower-rated securities also detracted, as this market segment underperformed by a wide margin at a time of heightened uncertainty. Lower-quality states such as Illinois and New Jersey were especially notable laggards. Both are facing a likely reduction in tax revenues due to the stay-at-home orders and business closures that resulted from the coronavirus pandemic.

Portfolio income contributed to performance. Positions in higher-rated securities and issuers that focus on essential services also helped Fund returns, particularly during the market turmoil in March.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	04/30/20	04/30/19	Change	High	Low
Market Price	$11.99	$12.26	(2.20)%	$13.70	$9.31
Net Asset Value	13.02	13.77	(5.45)	14.94	11.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	04/30/20		04/30/19
Transportation	31%		28%
County/City/Special District/School District	18		17
Health	16		18
Utilities	11		12
State	10		10
Housing	6		5
Education	5		5
Tobacco	3		2
Corporate	—	(a)	3

(a)	Rounds to less than 1%.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (d)

Calendar Year Ended December 31,
2020	2%
2021	10
2022	9
2023	9
2024	9

(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	04/30/20	04/30/19
AAA/Aaa	4%	5%
AA/Aa	45	48
A	28	27
BBB/Baa	12	11
BB/Ba	1	2
N/R(c)	10	7

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2020 and April 30, 2019, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 1% of the Fund’s total investments.

FUND SUMMARY	11

Schedule of Investments April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 119.8%

Alabama — 2.2%
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	$1,665	$1,823,325
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,504,883
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,350,625

		13,678,833

Alaska — 0.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 06/01/23	220	220,218

Arizona — 3.4%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	3,575	3,262,331
City of Phoenix Civic Improvement Corp., ARB, Series A, 4.00%, 07/01/45	2,730	2,731,010
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,960,185
5.00%, 12/01/37	5,000	6,169,950

		21,123,476

Arkansas — 0.9%
Arkansas Development Finance Authority, RB:
Baptist Health, 5.00%, 12/01/47	1,120	1,239,482
Big River Steel Project, AMT, 4.50%, 09/01/49(a)	5,230	4,466,158

		5,705,640

California — 5.5%
California Educational Facilities Authority, RB, Stanford University, Series V-1, 5.00%, 05/01/49	4,455	7,022,327
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	6,465	6,560,294
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 07/01/33	2,560	2,790,733
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 08/15/39	305	329,412
5.25%, 08/15/49	770	815,984
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	1,650	1,668,728
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A(a):
5.00%, 12/01/41	1,100	1,093,785
5.00%, 12/01/46	955	934,343
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series A, 6.00%, 05/01/43	3,285	3,285,131
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A(b):
6.25%, 10/01/23	335	395,685
6.25%, 10/01/23	405	478,431
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.25%, 06/01/47	1,140	1,141,493
Series A-2, 5.00%, 06/01/47	4,525	4,414,500
State of California, GO:
(AMBAC), 5.00%, 04/01/31	10	10,028
Various Purposes, 6.00%, 03/01/33	1,710	1,715,917
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	1,605	1,747,027

		34,403,818

Security	Par (000)	Value

Colorado — 1.7%
Arapahoe County School District No. 6 Littleton, GO, Series A, 5.50%, 12/01/43	$2,635	$3,262,156
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	3,735	3,628,515
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 08/01/47	1,250	1,057,550
State of Colorado, COP, Building Excellent Schools, Series O, 4.00%, 03/15/44	2,695	2,964,554

		10,912,775

Connecticut — 1.1%
State of Connecticut, GO, Series A, 4.00%, 01/15/38	6,580	6,860,374

Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,331,484
Delaware Transportation Authority, RB, U.S. 301 Project, 5.00%, 06/01/55	2,430	2,706,388
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	8,276,738

		13,314,610

District of Columbia — 6.7%
District of Columbia, Refunding RB:
Georgetown University, 5.00%, 04/01/35	910	1,008,853
The Catholic University of America Issue, 5.00%, 10/01/48	4,875	5,434,650
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 06/01/41	4,440	4,603,792
Metropolitan Washington Airports sAuthority, Refunding ARB, Dulles Metrorail And Capital Improvement Projects, Series A, 5.00%, 10/01/53	4,240	4,353,971
Metropolitan Washington Airports Authority, Refunding RB, CAB, 2nd Senior Lien, Series B (AGC)(c):
0.00%, 10/01/31	8,350	5,975,594
0.00%, 10/01/32	15,000	10,254,900
Dulles Toll Road, 0.00%, 10/01/33	13,410	8,735,274
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B, 4.00%, 10/01/53	1,615	1,542,228

		41,909,262

Florida — 4.6%
County of Alachua Florida Health Facilities Authority, RB, Shands Teaching Hospital and Clinics, Series A, 5.00%, 12/01/44	4,825	5,077,251
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	3,068,944
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/20(b)	7,530	7,667,724
County of Volusia Educational Facility Authority, Refunding RB, Embry Riddle Aeronautical Project:
5.00%, 10/15/44	1,215	1,358,163
5.00%, 10/15/49	2,480	2,773,880
Mid-Bay Florida Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21(b)	6,150	6,692,246
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	3,162	2,529,732

		29,167,940

Georgia — 1.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	1,075	1,174,964

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/35	$1,040	$1,184,934
5.00%, 05/15/36	1,040	1,180,889
5.00%, 05/15/37	1,145	1,305,186
5.00%, 05/15/38	630	713,387
5.00%, 05/15/49	2,100	2,438,415
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, 4.00%, 01/01/49	3,290	2,957,940
Municipal Electric Authority of Georgia, Refunding RB, Series A, 4.00%, 01/01/49	1,285	1,236,337

		12,192,052

Hawaii — 0.4%
State of Hawaii Harbor System, ARB, Series A, 5.25%, 07/01/30	2,760	2,777,802

Idaho — 1.6%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, 6.45%, 08/01/32	10,000	10,026,500

Illinois — 14.9%
Chicago Board of Education, GO:
5.00%, 12/01/46	1,125	1,012,624
5.00%, 12/01/46	2,915	2,521,242
Dedicated Revenues, Series H, 5.00%, 12/01/36	460	443,412
Series C, 5.25%, 12/01/35	3,095	3,065,814
Chicago Board of Education, GO, Refunding:
5.00%, 12/01/25	1,365	1,393,187
Dedicated Revenues, Series D, 5.00%, 12/01/25	1,735	1,770,828
Dedicated Revenues, Series D, 5.00%, 12/01/31	1,000	994,220
Dedicated Revenues, Series F, 5.00%, 12/01/22	1,305	1,328,634
Dedicated Revenues, Series G, 5.00%, 12/01/34	455	439,225
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien:
5.63%, 01/01/35	810	826,257
Series A, 5.75%, 01/01/21(b)	2,940	3,037,932
Series A, 5.75%, 01/01/39	560	571,385
Series C, 6.50%, 01/01/21(b)	11,920	12,365,212
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,239,631
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,656,974
Illinois Finance Authority, RB, Chicago LLC, University of Illinois at Chicago Project, Series A:
5.00%, 02/15/47	425	421,443
5.00%, 02/15/50	210	207,211
Illinois Finance Authority, Refunding RB, Ascension Health, Series A, 5.00%, 11/15/21(b)	1,970	2,094,839
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	1,835	1,634,104
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
4.00%, 06/15/50	2,830	2,356,569
CAB, Series B (AGM), 0.00%, 06/15/47(c)	27,225	8,038,181
Series B (AGM), 0.00%, 06/15/43 (c)	10,925	3,862,097
Series B (AGM), 5.00%, 06/15/50	12,435	12,464,844
Series B-2, 5.00%, 06/15/50	5,085	5,085,153
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	2,730	2,866,145
6.00%, 06/01/21	2,335	2,464,102
State of Illinois, GO:
5.50%, 07/01/38	4,000	3,778,280
5.00%, 02/01/39	3,195	2,836,297

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO, Refunding, Series B, 5.00%, 10/01/28	$1,000	$974,640
State of Illinois, GO, Series A, 5.00%, 04/01/38	2,510	2,235,030
State of Illinois Toll Highway Authority, RB, Series C, 5.00%, 01/01/37	5,815	6,365,622
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 04/01/44	2,045	2,117,638

		93,468,772

Indiana — 3.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 01/01/34	1,635	1,710,798
7.00%, 01/01/44	3,950	4,139,205
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,016,979
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	910	931,321
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/48	3,015	3,094,596
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 01/01/51	840	860,597
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,813,361

		20,566,857

Iowa — 1.6%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(f)	5,720	5,453,791
Midwestern Disaster Area, 5.25%, 12/01/25	940	935,366
Midwestern Disaster Area, 5.88%, 12/01/26(a)	835	847,392
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, CAB, Series B, 5.60%, 06/01/34	2,695	2,695,431

		9,931,980

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,055	2,261,959
Kentucky Economic Development Finance Authority, Refunding RB, Louisville Arena Authority, Inc. (AGM), 5.00%, 12/01/45	2,625	2,922,019
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.75%, 07/01/43(g)	2,485	2,321,934

		7,505,912

Louisiana — 1.7%
Parish of St. John the Baptist Louisiana, Refunding RB, Marathon Oil Corporation Project, 2.10%, 06/01/37(f)	950	824,229
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 05/15/30	2,055	2,057,877
5.25%, 05/15/31	1,750	1,796,935
5.25%, 05/15/32	2,240	2,352,851
5.25%, 05/15/33	2,430	2,551,014
5.25%, 05/15/35	1,025	1,086,736

		10,669,642

Maryland — 0.6%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,289	1,284,102
Maryland EDC, Refunding RB, CNX Marine Terminal, Inc., 5.75%, 09/01/25	1,545	1,553,915

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, RB, Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	$880	$968,897

		3,806,914

Massachusetts — 1.5%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 07/01/29	3,250	4,294,258
Massachusetts Housing Finance Agency, RB, M/F Housing, Series C-1:
3.15%, 12/01/49	1,165	1,124,330
3.25%, 12/01/54	4,280	4,200,948

		9,619,536

Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 07/01/39	8,995	9,551,521
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital:
5.50%, 05/15/20(b)	1,545	1,547,178
5.50%, 05/15/36	1,250	1,251,413
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 07/01/44	1,830	1,900,729
Series A, 4.00%, 12/01/49	1,710	1,757,247
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	2,105	2,492,678
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	2,255	2,270,808

		20,771,574

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB, Essentia Health Obligated Group, Series A:
4.25%, 02/15/48	2,160	2,194,193
5.25%, 02/15/53	4,315	4,715,216

		6,909,409

Missouri — 1.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	549,122
State of Missouri Health & Educational Facilities Authority, Refunding RB:
Mercy Health, Series C, 5.00%, 11/15/47	5,470	6,052,664
St. Louis College of Pharmacy Project, 5.50%, 05/01/43	510	533,282

		7,135,068

Nebraska — 0.4%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 09/01/42	925	978,807
5.25%, 09/01/37	1,670	1,777,815

		2,756,622

New Hampshire — 0.7%
New Hampshire Business Finance Authority, Refunding RB, Resource Recovery, Covanta Project(a):
Series B, 4.63%, 11/01/42	3,205	2,873,251
Series C, AMT, 4.88%, 11/01/42	1,665	1,505,110

		4,378,361

Security	Par (000)	Value

New Jersey — 13.3%
Casino Reinvestment Development Authority, Inc., Refunding RB:
5.25%, 11/01/39	$3,490	$3,358,427
5.25%, 11/01/44	3,180	2,956,192
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(a)	2,250	2,255,355
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	2,295	2,355,427
School Facilities Construction, 5.00%, 06/15/49	4,850	4,612,398
Series EEE, 5.00%, 06/15/48	7,780	7,410,917
Transit transportation Project, 4.00%, 11/01/38	1,075	954,385
Transit transportation Project, 4.00%, 11/01/39	860	760,481
New Jersey EDA, Refunding ARB, Port Network Container Terminal LLC Project, AMT, 5.00%, 10/01/47	3,040	2,845,714
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 01/01/43	685	720,380
Series E, 5.00%, 01/01/45	5,425	5,890,356
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(c)	7,395	3,703,934
Series BB, 4.00%, 06/15/50	3,150	2,691,140
Series BB, 5.00%, 06/15/50	10,800	10,262,268
Transportation Program, Series AA, 5.00%, 06/15/44	3,875	3,743,909
Transportation System, Series A, 5.50%, 06/15/21(b)	3,630	3,829,323
Transportation System, Series B, 5.25%, 06/15/36	4,990	4,999,730
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	5,120	5,456,282
Sub-Series B, 5.00%, 06/01/46	14,860	14,939,055

		83,745,673

New York — 6.7%
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 02/01/42	4,235	4,449,587
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	3,700	3,690,750
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	440	462,895
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 06/01/45	4,070	3,720,346
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,145,008
5.25%, 11/15/39	1,765	1,829,423
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project(a):
Class 1, 5.00%, 11/15/44	8,145	7,507,165
Class 2, 5.15%, 11/15/34	705	675,771
Class 2, 5.38%, 11/15/40	1,760	1,730,309
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	1,525	1,554,738
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,625	2,672,092
6.00%, 12/01/42	1,485	1,493,999
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	3,750	4,436,250
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(h)	2,765	2,915,444

		42,283,777

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina — 0.6%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	$1,140	$1,155,447
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 03/01/21(b)	1,210	1,278,619
University of North Carolina at Chapel Hill, RB, University of North Carolina Hospital at Chapel Hills, 5.00%, 02/01/49	1,130	1,444,976

		3,879,042

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Essentia Health Obligated Group, Series B, 5.25%, 02/15/58	2,000	2,178,700

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior:
Class 1, Series A-2, 4.00%, 06/01/37	610	653,011
Class 1, Series A-2, 4.00%, 06/01/38	610	653,029
Class 1, Series A-2, 4.00%, 06/01/39	610	647,649
Class 1, Series A-2, 4.00%, 06/01/48	1,605	1,584,585
Class 2, Series B-2, 5.00%, 06/01/55	7,035	6,223,724
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	4,160	4,203,555
County of Franklin Ohio, RB:
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/22(b)	80	89,046
OPRS Communities Obligation Group, Series A, 6.13%, 07/01/40	1,300	1,321,138
Series A, 4.00%, 12/01/49	1,060	1,117,166
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	840	934,382
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	1,545	1,403,694
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 06/30/53	1,685	1,848,698

		20,679,677

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.50%, 08/15/57	2,460	2,579,015
Oklahoma Turnpike Authority, RB,
Series A, 4.00%, 01/01/48	4,320	4,672,425
2nd Series C, 4.00%, 01/01/42	4,115	4,472,388

		11,723,828

Pennsylvania — 3.7%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,385,555
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 07/01/42	1,325	1,371,282
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A:
5.00%, 09/01/43	2,610	2,865,075
4.00%, 09/01/49	1,185	1,192,169
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,777,814
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	3,210	2,754,565
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System Obligation, 4.00%, 08/15/49	4,875	5,135,715

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	$2,305	$2,481,356

		22,963,531

Puerto Rico — 5.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	1,430	1,431,130
5.63%, 05/15/43	1,430	1,408,693
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	5,165	4,905,975
5.13%, 07/01/37	1,470	1,387,959
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.00%, 07/01/38	1,530	1,517,332
6.00%, 07/01/44	2,770	2,769,501
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/51(c)	1,547	269,395
Series A-1, 4.75%, 07/01/53	3,304	2,976,342
Series A-1, 5.00%, 07/01/58	13,094	12,230,058
Series A-2, 4.78%, 07/01/58	6,236	5,613,585

		34,509,970

Rhode Island — 3.1%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	637,099
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	8,215	8,373,960
5.00%, 06/01/50	9,875	10,319,967

		19,331,026

South Carolina — 5.5%
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 5.00%, 05/01/48	6,455	6,962,879
State of South Carolina Ports Authority, ARB(b):
5.25%, 07/01/20	6,000	6,041,700
AMT, 5.25%, 07/01/25	2,225	2,651,911
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	8,538,510
State of South Carolina Public Service Authority, Refunding RB:
Series A, 5.00%, 12/01/50	5,000	5,220,250
Series E, 5.25%, 12/01/55	4,550	4,817,540

		34,232,790

Tennessee — 1.2%
City of Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 01/01/23(b)	2,855	3,163,168
City of Chattanooga Health Educational & Housing Facility Board, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	330	320,592
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/40	1,440	1,559,664
County of Nashville & Davidson Metropolitan Government Health & Educational Facilities Board, Refunding RB, Lipscomb University Project, Series A, 5.25%, 10/01/58	2,025	2,158,711

		7,202,135

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 7.3%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 01/01/21(b)	$4,365	$4,523,712
Sub-Lien, 5.00%, 01/01/33	725	744,691
City of Houston Texas Airport System, RB, AMT, Series B-1, 5.00%, 07/15/30	3,600	3,517,272
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 07/01/29	1,765	1,746,891
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,915,873
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 08/15/43	1,525	1,683,737
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 01/01/23(b)	485	561,814
6.38%, 01/01/33	460	474,600
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/48	9,585	10,624,877
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,111,924
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,062,093
San Antonio Water System, Refunding RB, Junior Lien, Series A, 5.00%, 05/15/48	5,260	6,211,745
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 06/30/40	6,000	6,014,520
Texas Transportation Commission, RB, First Tier Toll Revenue, 5.00%, 08/01/57	2,435	2,461,663

		45,655,412

Utah — 0.7%
City of Salt Lake Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/47	1,920	2,081,318
5.00%, 07/01/48	1,845	2,030,644

		4,111,962

Virginia — 1.2%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 01/01/32	3,270	3,327,062
6.00%, 01/01/37	3,900	4,020,237

		7,347,299

Washington — 1.7%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	3,120	3,382,923
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,565	1,659,651
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 01/01/45	4,745	5,086,640
Washington Health Care Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	715	694,615

		10,823,829

Wisconsin — 0.3%
Public Finance Authority, RB:
A&T Real Estate Foundation, Series B, 5.00%, 06/01/49	930	938,928
American Preparatory Academy — Las Vegas Project, Series A, 5.00%, 07/15/39(a)	190	161,705
American Preparatory Academy — Las Vegas Project, Series A, 5.00%, 07/15/49(a)	720	577,354

Security	Par (000)	Value

Wisconsin (continued)
American Preparatory Academy — Las Vegas Project, Series A, 5.00%, 07/15/54(a)	$345	$271,070

		1,949,057

Total Municipal Bonds — 119.8% (Cost — $737,938,224)		752,431,655

Municipal Bonds Transferred to Tender Option Bond Trusts — 38.5%(i)

California — 3.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(j)	6,496	6,950,735
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 05/15/40	4,689	4,697,653
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	6,494	7,498,120

		19,146,508

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(j)	4,775	5,331,478
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	7,820	8,300,774

		13,632,252

District of Columbia — 1.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	10,265	11,150,352

Georgia — 1.6%
County of Dalton Whitfield Joint Development Authority, RB, Hamilton Health Care System Obligation, 4.00%, 08/15/48	6,660	6,868,924
Georgia Housing & Finance Authority, RB, S/F Housing, Series 2020, 3.60%, 12/01/44	3,037	3,148,975

		10,017,899

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 02/15/27(b)	6	6,110
4.00%, 02/15/41	2,994	3,158,787

		3,164,897

Massachusetts — 1.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Rail Enhancement Program, Series A, 4.00%, 06/01/45	4,333	4,616,837
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/21(b)	4,607	4,889,231

		9,506,068

New York — 12.8%
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(j):
5.75%, 02/15/21(b)	2,018	2,089,322
5.75%, 02/15/47	1,242	1,285,288
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,629	22,681,665
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(j)	13,081	13,642,793
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,580	13,513,184

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/50	$6,065	$6,227,350
Port Authority of New York & New Jersey, Refunding ARB, Series 194th, 5.25%, 10/15/55	5,400	5,951,556
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/46	13,980	15,068,483

		80,459,641

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	5,290	6,033,298

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,877	5,483,949

Rhode Island — 0.6%
Narragansett Bay Commission, Refunding RB, Wastewater System, Series A, 4.00%, 09/01/22(b)	3,272	3,519,582

Texas — 7.4%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/43	5,060	5,504,926
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/21(b)	6,920	7,352,708
Lower Colorado River Authority, Refunding RB, LCRA Transmission Services Corporation Project, 4.00%, 05/15/43	4,335	4,447,103
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	5,700	5,919,507
Texas Water Development Board, RB, State Water Implementation Fund, Series A, 4.00%, 10/15/49	14,560	16,261,627
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 08/15/43	6,243	6,728,309

		46,214,180

Virginia — 2.6%
Virginia Small Business Financing Authority, Refunding RB:
Bon Secours Health System, Series A, 4.00%, 12/01/49	10,097	10,463,880
Sentara Healthcare, 5.00%, 11/01/40	6,075	6,075,913

		16,539,793

Washington — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail And Capital Improvement Projects, Series B (AGM), 4.00%, 10/01/53	3,778	3,825,483

Wisconsin — 2.0%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, The Medical College of Wisconsin, Inc., 4.00%, 12/01/46	5,950	6,343,939
Wisconsin Health & Educational Facilities Authority, RB, Thedacare, Inc., 4.00%, 12/15/49(j)	6,200	6,398,524

		12,742,463

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.5% (Cost — $236,312,924)		241,436,365

Total Long-Term Investments — 158.3% (Cost — $974,251,148)		993,868,020

Security	Shares	Value

Short-Term Securities — 3.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(k)(l)	20,523,315	$20,527,420

Total Short-Term Securities — 3.3% (Cost — $20,520,041)		20,527,420

Total Investments — 161.6% (Cost — $994,771,189)		1,014,395,440

Other Assets Less Liabilities — 2.0%		12,810,125

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%		(148,343,510)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (40.0)%		(251,064,141)

Net Assets Applicable to Common Shares — 100.0%		$627,797,914

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)	When-issued security.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between August 15, 2020 to December 15, 2027, is $20,198,477. See Note 4 of the Notes to Financial Statements for details.

(k)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Fund, Inc. (MYD)

(l)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	5,922,549	14,600,766	(b)	—	20,523,315	$20,527,420	$249,839	$731	$7,961

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(11,772,429)	$—	$(11,772,429)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$231,809	$—	$231,809

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	36,304,004

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$993,868,020	$—	$993,868,020
Short-Term Securities	20,527,420	—	—	20,527,420

	$20,527,420	$993,868,020	$—	$1,014,395,440

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(147,785,028)	$—	$(147,785,028)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(399,185,028)	$—	$(399,185,028)

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 116.3%

Alabama — 0.3%
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/34	$1,145	$1,275,232

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,462,300

Arizona — 1.7%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/39	740	644,103
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/49	835	670,605
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A, 5.00%, 07/01/54	640	500,966
Odyssey Preparatory Academy Project, 4.38%, 07/01/39	875	712,023
County of Maricopa Arizona IDA, Refunding RB:
HonorHealth, Series A, 5.00%, 09/01/36	880	987,844
Legacy Traditional Schools Project, 5.00%, 07/01/39(a)	315	296,195
Legacy Traditional Schools Project, 5.00%, 07/01/54(a)	720	649,743
County of Pima IDA, RB(a):
American Leadership Academy Project, 5.00%, 06/15/47	1,275	999,549
Imagine East Mesa Charter Schools Project, 5.00%, 07/01/49	1,150	973,567
County of Pima IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/49(a)	1,460	1,135,836

		7,570,431

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	2,135	1,823,183

California — 16.5%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,461,946
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	2,000	2,107,120
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	1,325	1,354,574
Carlsbad California Unified School District, GO, Election of 2006, Series B, 6.00%, 05/01/34	5,000	5,953,150
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	565	632,958
Series A, 5.00%, 03/01/37	620	694,977
Series A-1, 5.75%, 03/01/34	1,150	1,183,177
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	900	939,150
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	2,010	1,963,931
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(c)	5,000	3,756,300
Grossmont-Cuyamaca Community College District, GO, Refunding, CAB, Election of 2002, Series C (AGC), 0.00%, 08/01/30(c)	10,030	8,026,207
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 7.00%, 08/01/34(d)	4,125	4,913,824
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	1,945	1,957,720

Security	Par (000)	Value

California (continued)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 08/01/36(c)	$5,000	$3,149,150
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 08/01/37(c)	4,005	2,469,163
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 6.38%, 08/01/34	10,000	12,245,900
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	2,200	1,327,216
CAB, Series G, 0.00%, 07/01/34(b)	900	492,453
CAB, Series G, 0.00%, 07/01/35(b)	950	489,544
CAB, Series G, 0.00%, 07/01/36(b)	1,430	694,008
CAB, Series G, 0.00%, 07/01/37(b)	950	434,378
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,725	1,341,291
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/34	900	948,411
5.00%, 08/01/38	760	801,260
State of California, GO, 5.50%, 04/01/28	5	5,016
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,300	2,398,049
5.00%, 10/01/41	1,300	1,357,486
State of California, GO, , 5.00%, 04/01/42	1,500	1,589,940
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/36(c)	15,000	9,434,550

		75,122,849

Colorado — 1.3%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,725	1,730,486
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	1,485	1,513,690
Regional Transportation District, COP, Refunding, Series A, 5.38%, 06/01/20(b)	1,885	1,891,145
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	586,478

		5,721,799

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	520	532,090
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	1,060	1,152,464
Series A-1, 3.80%, 11/15/39	635	654,920
Connecticut State Health & Educational Facilities Authority, RB, Mary Wade Home Issue, Series A-1, 5.00%, 10/01/54(a)	355	293,649
Connecticut State Health & Educational Facilities Authority, Refunding RB, University of Hartford Issue:
4.00%, 07/01/39	395	390,998
4.00%, 07/01/49	735	700,521
State of Connecticut, GO, Series C, 5.00%, 06/15/32	840	974,459

		4,699,101

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, Series B, 4.00%, 10/01/49	1,350	1,277,910

Florida — 11.2%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	2,175	2,276,616

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$1,280	$1,335,155
5.38%, 10/01/32	1,700	1,762,407
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	2,755	3,073,864
Series B, AMT, 6.00%, 10/01/30	870	969,902
Series B, AMT, 6.25%, 10/01/38	560	624,506
Series B, AMT, 6.00%, 10/01/42	895	991,553
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	655	709,208
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	260	280,436
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(b)	3,550	3,876,458
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	3,600	3,822,840
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	765	766,912
5.00%, 08/01/47	2,225	2,179,232
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	655	688,150
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/41	775	322,687
0.00%, 10/01/42	1,035	413,131
0.00%, 10/01/43	945	361,179
0.00%, 10/01/44	965	353,489
0.00%, 10/01/45	810	284,164
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	45	47,587
5.00%, 10/01/31	2,780	2,921,335
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	2,390	2,797,017
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT(a):
5.00%, 05/01/29	740	727,879
5.00%, 08/01/29(e)	290	289,867
Florida Housing Finance Corp., RB, S/F Housing, Series 1 (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 07/01/42	1,575	1,650,899
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 06/01/27	1,395	1,445,806
5.38%, 10/01/29	1,900	2,004,025
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	4,785	5,176,652
Sub-Series A, 5.00%, 10/01/52	2,050	2,197,620
Lakewood Ranch Stewardship District, Special Assessment Bonds, S/F Housing, Stewardship District:
4.00%, 05/01/40	365	316,305
4.00%, 05/01/50	605	541,336
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,620	1,829,450
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	2,840	3,179,664
Storey Creek Community Development District, Special Assessment Bonds, Assessment Area One Project:
4.00%, 12/15/39	415	372,234
4.13%, 12/15/49	350	318,091

		50,907,656

Security	Par (000)	Value

Georgia — 1.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	$680	$743,233
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	1,730	1,735,571
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	935	1,000,553
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	725	697,544
5.00%, 01/01/56	985	1,038,968
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	190	206,253
5.00%, 04/01/44	855	885,412

		6,307,534

Illinois — 11.4%
Chicago Board of Education, GO, Refunding, Series A:
CAB, 0.00%, 12/01/25(c)	340	271,221
5.00%, 12/01/29	900	904,617
5.00%, 12/01/30	1,080	1,079,946
City of Chicago Illinois, Refunding ARB, Senior Lien, Series B, 5.00%, 01/01/41	3,800	4,133,678
City of Chicago Illinois, Refunding GARB, O'Hare International Airport, Passenger Facility Charge, Series B, AMT, 5.00%, 01/01/31	2,500	2,570,550
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	1,475	1,550,343
City of Chicago Illinois O'Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/39	885	902,992
Senior Lien, Series D, 5.25%, 01/01/42	3,985	4,447,898
City of Chicago Illinois O'Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	4,090	4,304,929
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	760,566
Sales Tax Receipts, 5.25%, 12/01/36	840	885,226
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	280	299,516
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	850	889,636
Illinois Finance Authority, Refunding RB:
Silver Cross Hospital & Medical Centers, Series C, 4.13%, 08/15/37	1,690	1,692,282
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	470	485,519
University of Chicago Medical Center, Series B, 4.00%, 08/15/41	1,100	1,141,558
Illinois Housing Development Authority, RB, S/F Housing, Series A, 4.13%, 10/01/38	1,875	2,045,812
Metropolitan Pier & Exposition Authority, RB:
(NPFGC), 0.00%, 06/15/30(c)(f)	800	636,416
(NPFGC), 0.00%, 06/15/30(c)	14,205	9,740,795
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	1,030	917,236
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	4,625	1,564,684
4.00%, 06/15/50	790	657,841
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	900	949,761
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	3,200	4,215,328

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO:
5.25%, 02/01/33	$1,140	$1,086,260
5.50%, 07/01/33	1,100	1,070,047
5.25%, 02/01/34	1,140	1,073,743
5.50%, 07/01/38	1,840	1,738,009

		52,016,409

Indiana — 0.7%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,400	1,473,934
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	690	706,167
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	1,190	1,221,190

		3,401,291

Louisiana — 2.5%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,260	2,422,381
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	330	393,832
5.00%, 12/01/35	440	523,886
5.00%, 12/01/36	395	470,066
5.00%, 12/01/37	495	588,802
Louisiana Local Government Environmental Facilities & Community Development Authority, RB:
East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	4,015	4,403,411
Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	570	577,165
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	1,900	2,015,729

		11,395,272

Maine — 0.6%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.15%, 11/15/38	1,305	1,405,537
M/F Housing, Series E, 4.25%, 11/15/43	975	1,049,685
S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	265	263,447

		2,718,669

Maryland — 1.1%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A(a):
3.50%, 06/01/39	650	508,651
3.63%, 06/01/46	355	260,226
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,580	1,682,210
Maryland Health & Higher Educational Facilities Authority, RB, Medstar Health Issue, Series A, 5.00%, 05/15/42	2,170	2,336,960

		4,788,047

Massachusetts — 2.9%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	2,855	2,976,737
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	4,450	4,670,765
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	75	77,579
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	1,055	1,088,823
Series C, 5.00%, 12/01/30	810	812,430
Series C, 5.35%, 12/01/42	415	415,498
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,720	1,894,563
Sub-Series B, 4.00%, 02/15/43	1,025	1,077,870

		13,014,265

Security	Par (000)	Value

Michigan — 5.0%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	$1,000	$1,034,950
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	840	918,674
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,600	1,537,392
Trinity Health Credit Group, 5.00%, 12/01/21(b)	25	26,610
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	4,055	4,223,566
Michigan State Housing Development Authority, RB, Series B, 2.95%, 12/01/39	675	671,443
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	865	1,024,307
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	2,235	2,252,657
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,470	1,573,973
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,267,776
Series I-A, 5.38%, 10/15/41	1,000	1,053,960
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,492,979
State of Michigan Housing Development Authority, RB, S/F Housing, Series C, 4.13%, 12/01/38	2,010	2,159,444
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	520	571,376

		22,809,107

Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	1,000	1,064,560

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	2,200	2,280,718

New Jersey — 9.3%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,220	1,240,386
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	935	965,790
Series WW, 5.25%, 06/15/25(b)	25	30,306
Series WW, 5.25%, 06/15/33	215	218,234
Series WW, 5.00%, 06/15/34	280	280,328
Series WW, 5.00%, 06/15/36	1,280	1,268,646
Series WW, 5.25%, 06/15/40	465	466,162
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	470	452,079
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	300	314,205
Series 1, 5.75%, 12/01/27	145	152,305
Series 1, 5.75%, 12/01/28	160	167,995
Series 1, 5.88%, 12/01/33	1,980	2,075,872
Series B, 3.25%, 12/01/39	3,290	3,242,427
Sub-Series C, 3.63%, 12/01/49	1,000	908,780
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,225	1,262,975
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	2,035	2,057,405
Transportation Program, Series AA, 5.00%, 06/15/38	2,440	2,392,615
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	7,530	4,969,273

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Transportation System, Series A, 5.50%, 06/15/21(b)	$1,605	$1,693,131
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	2,000	2,198,840
Transportation System, Series AA, 5.50%, 06/15/39	3,565	3,608,386
Transportation System, Series B, 5.00%, 06/15/21(b)	725	759,756
Transportation System, Series B, 5.50%, 06/15/31	2,750	2,771,010
Transportation System, Series D, 5.00%, 06/15/32	875	880,171
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/34	1,260	1,418,659
Series A, 5.00%, 06/01/36	1,855	2,064,021
Series A, 4.00%, 06/01/37	1,150	1,182,821
Sub-Series B, 5.00%, 06/01/46	3,105	3,121,519

		42,164,097

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/49	270	224,602
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	500	538,085

		762,687

New York — 4.2%
City of New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,550	1,676,434
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	5,520	5,972,916
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	638,948
5.75%, 02/15/47	385	396,277
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	2,050	2,095,674
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	1,480	1,364,101
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	2,855	2,910,672
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	850	922,658
Consolidated,186th Series, 5.00%, 10/15/44	1,690	1,803,974
Series 207, 4.00%, 09/15/43	630	646,556
State of New York HFA, RB, M/F Housing, Green Bond, Series B (SONYMA), 3.88%, 11/01/48	230	240,529
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(g)	610	643,190

		19,311,929

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	270	241,672
(AGM), 4.00%, 01/01/55	215	219,551

		461,223

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	5,725	5,064,793
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	635	644,277
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	725	787,510
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	425	440,079

Security	Par (000)	Value

Ohio (continued)
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	$950	$1,029,933
5.25%, 02/15/33	1,325	1,436,790

		9,403,382

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	760	822,001

Oregon — 0.4%
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(d)	605	705,654
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	1,360	687,725
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	575	600,771

		1,994,150

Pennsylvania — 10.4%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/47	2,210	2,323,727
Commonwealth Financing Authority, RB, Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	1,445	1,520,342
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	1,310	1,317,926
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	1,420	1,430,309
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	3,420	3,472,907
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	11,890	12,026,973
Series A-1, 4.00%, 04/15/50	1,355	1,373,387
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	1,305	1,326,024
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	270	225,871
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	4,575	4,874,845
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	1,210	1,281,814
Series 128B, 3.85%, 04/01/38	2,680	2,855,245
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	931,741
Series A-1, 5.00%, 12/01/41	1,125	1,248,953
Series B, 5.00%, 12/01/40	440	482,742
Series C, 5.50%, 12/01/23(b)	760	880,772
Series C, 5.00%, 12/01/39	1,500	1,614,525
Sub-Series A-1, 5.00%, 12/01/41	2,725	2,944,144
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licensed Fund Enhancement, Third Series, 4.00%, 12/01/38	2,845	3,014,448
Series A-1, 5.00%, 12/01/40	1,040	1,132,643
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	425	482,358
State Public School Building Authority, RB, The School District of Philadelphia Project, 5.00%, 04/01/22(b)	500	539,190

		47,300,886

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 3.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	$2,870	$659,985
Series A-1, 5.00%, 07/01/58	5,062	4,728,009
Series A-2, 4.33%, 07/01/40	9,843	8,790,783
Series A-2, 4.78%, 07/01/58	400	360,076
Series B-1, 4.75%, 07/01/53	649	584,931
Series B-2, 4.78%, 07/01/58	629	560,741

		15,684,525

Rhode Island — 1.9%
Rhode Island Housing & Mortgage Finance Corp., RB, M/F Housing, Multi Family Development Bond, Series 1B, 3.90%, 10/01/37	550	561,347
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	640	722,579
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 06/01/45	7,180	7,318,933

		8,602,859

South Carolina — 7.6%
County of Berkeley South Carolina, Special Assessment Bonds, Nexton Improvement District Assessment:
4.25%, 11/01/40	485	378,349
4.38%, 11/01/49	715	526,126
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 07/01/38	1,500	1,619,835
5.50%, 07/01/41	2,725	2,917,985
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	3,090	3,462,870
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(b)	320	342,304
Prisma Health Obligated Group, 5.00%, 05/01/38	3,395	3,704,556
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	1,315	1,022,150
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	1,970	2,138,159
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(b)	3,160	3,766,467
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,985	10,538,568
Series E, 5.50%, 12/01/53	985	1,035,294
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	2,993,155

		34,445,818

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,690	1,776,494

Tennessee — 0.6%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,130	1,088,393
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,700	1,829,421

		2,917,814

Texas — 10.9%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	180	152,312
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,895	1,938,149

Security	Par (000)	Value

Texas (continued)
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/22(b)	$2,330	$2,545,292
City of Houston Texas Airport System, Refunding ARB, Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	625	631,713
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	760	829,570
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	2,870	1,524,860
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children's Medical Center, 5.25%, 12/01/39	1,100	1,214,829
Dallas Texas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/48	4,340	4,859,845
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	8,550	8,792,221
5.00%, 11/01/42	1,500	1,521,330
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,438,023
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	4,665	2,183,873
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,675	1,811,311
1st Tier-Series A, 5.00%, 01/01/43	570	652,040
Series B, 5.00%, 01/01/40	1,375	1,453,678
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	3,180	1,613,532
0.00%, 09/15/36	6,015	2,890,809
0.00%, 09/15/37	4,305	1,934,667
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	400	402,412
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	535	571,760
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,600	1,662,048
5.00%, 12/15/32	3,620	3,748,981
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,745	1,666,039
University of Texas System, Refunding RB, Series A, 3.50%, 08/15/50	2,690	3,346,629

		49,385,923

Utah — 0.8%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/42	1,700	1,868,742
5.00%, 07/01/48	610	671,378
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/49(a)	285	236,140
Utah Housing Corp., RB, S/F Housing, Class III, Series D-2 (FHA), 4.00%, 01/01/36	790	856,470

		3,632,730

Washington — 2.8%
County of Snohomish Washington Housing Authority, Refunding RB, 4.00%, 04/01/44	655	699,763
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	2,690	2,916,686
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	1,380	1,463,462

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	$4,000	$4,193,120
Providence Health & Services, 4.00%, 10/01/45	965	994,500
Seattle Children's Hospital, Series A, 5.00%, 10/01/45	1,785	1,958,413
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	760	603,273

		12,829,217

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,255	1,280,891

Wisconsin — 1.3%
Public Finance Authority, RB, American Preparatory Academy — Las Vegas Project, Series A(a):
5.00%, 07/15/39	145	123,407
5.00%, 07/15/49	550	441,034
5.00%, 07/15/54	260	204,284
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/54(a)	455	358,590
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	2,930	3,134,660
4.45%, 05/01/57	1,575	1,696,039

		5,958,014

Total Municipal Bonds — 116.3% (Cost — $502,388,699)		528,390,973

Municipal Bonds Transferred to Tender Option Bond Trusts — 49.7%(h)

Arizona — 0.5%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	2,310	2,450,263

California — 1.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(i)	5,282	5,553,349
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(i)	2,158	2,559,134

		8,112,483

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(a)(i)	3,194	3,565,634

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,891	2,049,259

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	1,411	1,532,982

Florida — 5.8%
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	3,140	3,133,312
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	2,390	2,502,091
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/20(b)	8,728	8,878,004
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,381,394
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(a)(i)	3,228	3,274,427

		26,169,228

Security	Par (000)	Value

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49(a)	$2,771	$2,845,377

Illinois — 3.3%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	2,850	2,857,182
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	2,878	3,053,754
Series A, 5.00%, 01/01/40	3,721	4,081,170
Series B, 5.00%, 01/01/40	1,409	1,560,988
Series C, 5.00%, 01/01/38	3,243	3,543,288

		15,096,382

Kansas — 1.8%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/26(b)	6,444	8,075,944

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	2,085	2,217,606

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,485	1,689,104
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	3,845	4,422,557

		6,111,661

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	2,022	2,233,913

Michigan — 4.0%
Michigan Finance Authority, RB, Series A:
Beaumont Health Credit Group, 5.00%, 11/01/44	2,701	2,919,436
McLaren Health Care, 4.00%, 02/15/50	3,975	4,097,867
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21(b)	9,075	9,659,612
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	1,180	1,336,515

		18,013,430

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	2,901	3,040,513

Nevada — 2.3%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	4,202	4,999,908
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	4,720	5,295,604

		10,295,512

New Jersey — 2.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	1,120	1,275,209
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	3,193	3,412,748
Series G, 4.00%, 01/01/43	2,957	3,127,939
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	2,580	2,585,628

		10,401,524

New York — 10.0%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	2,990	3,196,011

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(i)	$2,280	$2,336,749
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(i)	4,228	4,849,722
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	7,641	8,445,143
2nd General Resolution, Series FF, 5.00%, 06/15/39	4,050	4,606,146
Series DD, 5.00%, 06/15/35	2,280	2,575,032
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	4,750	4,874,593
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,260,492
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	3,081	3,445,755

		45,589,643

Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(i)	3,210	3,411,620
4.00%, 11/15/43	4,007	4,444,365

		7,855,985

Pennsylvania — 2.2%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	4,273	4,716,556
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,220	1,381,113
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	2,096	2,099,769
Philadelphia Authority for Industrial Development, RB, Children's Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,678	1,733,878

		9,931,316

Rhode Island — 0.3%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	1,200	1,365,086

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(i)	2,850	2,901,043

Texas — 5.1%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43(a)	2,010	2,096,711
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,679	1,985,577
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	943,991
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	4,720	5,347,052
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(i)	4,501	4,633,583
Howe Independent School District, GO, School Building (PSF-GTD), 4.00%, 08/15/43	2,985	3,273,799
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	2,564	2,662,298
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	1,114	1,198,233
3.75%, 09/01/49	790	850,246

		22,991,490

Security	Par (000)	Value

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	$3,079	$3,695,748

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,635,008
Washington Health Care Facilities Authority, Refunding RB, Seattle Children's Hospital, Series B, 5.00%, 10/01/38	3,930	4,754,907

		8,389,915

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	640	683,942

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.7% (Cost — $217,525,739)		225,615,879

Total Long-Term Investments — 166.0% (Cost — $719,914,438)		754,006,852

	Shares

Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(j)(k)	649,780	649,910

Total Short-Term Securities — 0.1% (Cost — $649,910)		649,910

Total Investments — 166.1% (Cost — $720,564,348)		754,656,762

Other Assets Less Liabilities — 1.3%		6,027,867

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.6)%		(130,023,870)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.8)%		(176,384,521)

Net Assets Applicable to Common Shares — 100.0%		$454,276,238

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2021 to October 1, 2027, is $24,274,284. See Note 4 of the Notes to Financial Statements for details.

(j)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund, Inc. (MQY)

(k)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased		Shares Sold	Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	487,772	162,008	(b)	—	649,780	$649,910	$18,550	$2,270	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(8,497,404)	$—	$(8,497,404)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$302,473	$—	$302,473

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — short	$29,603,842

For more information about the Fund's investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund's policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund's investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments (a)	$—	$754,006,852	$—	$754,006,852
Short-Term Securities	649,910	—	—	649,910

Total	$649,910	$754,006,852	$—	$754,656,762

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	$—	$(2,375,000)	$—	$(2,375,000)
TOB Trust Certificates	—	(127,099,870)	—	(127,099,870)
VRDP Shares at Liquidation Value	—	(176,600,000)	—	(176,600,000)

	$—	$(306,074,870)	$—	$(306,074,870)

See notes to financial statements.

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 117.6%

Alabama — 0.7%
City of Birmingham Alabama, GO, Convertible CAB, Series A1, 5.00%, 03/01/45	$915	$1,023,565
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A:
5.00%, 12/01/34	240	267,298
5.00%, 12/01/47	655	697,267

		1,988,130

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	887,825

Arizona — 2.0%
Arizona IDA, RB(a):
Leman Academy of Excellence-East Tucson And Central Tucson Projects, Series A:
5.00%, 07/01/39	480	417,797
5.00%, 07/01/49	545	437,700
5.00%, 07/01/54	420	328,759
Odyssey Preparatory Academy Project, 5.00%, 07/01/54	545	440,932
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/32	1,000	1,073,490
City of Phoenix Industrial Development Authority, RB, Imagine East Mesa Charter Schools Project, 5.00%, 07/01/39(a)	500	445,155
County of Maricopa Arizona IDA, Refunding RB:
HonorHealth, Series A, 5.00%, 09/01/36	575	645,466
Legacy Traditional Schools Project(a):
5.00%, 07/01/39	200	188,060
5.00%, 07/01/54	470	424,137
County of Pima Arizona IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/52(a)	470	362,469
County of Pima IDA, RB, American Leadership Academy Project, 5.00%, 06/15/47(a)	830	650,687
County of Pima IDA, Refunding RB, American Leadership Academy Project, 5.00%, 06/15/49(a)	485	377,316

		5,791,968

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,375	1,174,181

California — 8.4%
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,140	1,585,660
St. Joseph Health System, Series A, 5.00%, 07/01/37	945	1,014,637
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	1,290	1,359,092
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 12/01/53	865	884,307
City & County of San Francisco California Airports Commission, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	789,156
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	365	408,902
Series A, 5.00%, 03/01/37	400	448,372
Series A-1, 5.75%, 03/01/34	700	720,195
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 3.50%, 06/01/36	1,310	1,279,975
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(b)	5,000	5,032,700

Security	Par (000)	Value

California (continued)
San Diego California Community College District, GO, CAB, Election of 2006(c):
0.00%, 08/01/31	$1,855	$1,129,862
0.00%, 08/01/32	2,320	1,327,086
San Diego California Unified School District, GO, Election of 2008(c):
CAB, Series C, 0.00%, 07/01/38	1,400	844,592
CAB, Series G, 0.00%, 01/01/24(d)	580	317,359
CAB, Series G, 0.00%, 01/01/24(d)	615	316,916
CAB, Series G, 0.00%, 01/01/24(d)	920	446,494
CAB, Series G, 0.00%, 01/01/24(d)	615	281,203
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	863,092
San Marcos Unified School District, GO, Election of 2010, Series A(d):
5.00%, 08/01/21	600	632,274
5.00%, 08/01/21	490	516,602
State of California, GO, Various Purposes, 5.00%, 04/01/42	1,500	1,589,940
Yosemite Community College District, GO, CAB, Election of 2004, Series D(c):
0.00%, 08/01/36	2,000	1,257,940
0.00%, 08/01/37	2,790	1,676,092

		24,722,448

Colorado — 3.2%
City & County of Denver Colorado, COP, Colorado Convention Center Expansion Project, Series A, 4.00%, 06/01/48	1,165	1,168,705
Colorado Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group, Series A, 4.00%, 11/15/46	945	963,257
Colorado Health Facilities Authority, Refunding RB, Commonspirit Health, Series A, 4.00%, 08/01/44	940	913,201
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 09/01/32(c)	5,500	2,773,265
Regional Transportation District, COP, Refunding, Series A,
5.38%, 06/01/20(d)	1,000	1,003,260
5.00%, 06/01/39	2,500	2,715,175

		9,536,863

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	370	378,602
Sub-Series E-1 (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 05/15/36	685	744,752
Series A-1, 3.80%, 11/15/39	415	428,019
Connecticut State Health & Educational Facilities Authority, Refunding RB, University of Hartford Issue:
4.00%, 07/01/39	255	252,417
4.00%, 07/01/49	475	452,718
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	632,238

		2,888,746

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Subordinate, Dulles Metrorail and Capital Improvement Projects, Series B, 4.00%, 10/01/49	875	828,275

Florida — 10.8%
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	1,420	1,486,342
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	860,549
5.38%, 10/01/32	1,100	1,140,381

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 6.00%, 10/01/38	$1,780	$1,986,017
Series B, AMT, 6.00%, 10/01/30	570	635,453
Series B, AMT, 6.25%, 10/01/38	360	401,468
Series B, AMT, 6.00%, 10/01/42	580	642,570
County of Miami-Dade Florida, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	425	460,173
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	160	172,576
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/22(d)	1,730	1,889,091
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	2,635	2,798,106
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	495	496,238
5.00%, 08/01/47	1,435	1,405,482
County of Orange HFA, RB, S/F Housing, Multi-County Program, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.75%, 09/01/47	420	441,256
County of Osceola FL Transportation Revenue, Refunding RB, Series A-2(c):
0.00%, 10/01/41	505	210,267
0.00%, 10/01/42	675	269,433
0.00%, 10/01/43	615	235,053
0.00%, 10/01/44	625	228,944
0.00%, 10/01/45	525	184,181
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(d)	30	31,725
5.00%, 10/01/31	1,870	1,965,071
County of Putnam Florida Development Authority, Refunding RB, Seminole Project, Series A, 5.00%, 03/15/42	1,560	1,825,668
Florida Development Finance Corp., RB, Waste Pro USA, Inc. Project, AMT(a):
5.00%, 05/01/29	480	472,138
5.00%, 08/01/29(e)	185	184,915
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,531,400
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/37	660	734,936
Greater Orlando Aviation Authority, RB, Priority Subordinated, AMT:
Series A, 5.00%, 10/01/47	2,170	2,347,615
Sub-Series A, 5.00%, 10/01/52	1,330	1,425,773
Lakewood Ranch Stewardship District, Special Assessment Bonds, S/F Housing, Stewardship District:
4.00%, 05/01/40	235	203,649
4.00%, 05/01/50	395	353,434
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,040	1,174,462
State of Florida, GO, Department of Transportation, Right-of-Way Acquisition and Bridge Construction Bonds, 4.00%, 07/01/39	1,840	2,060,064
Storey Creek Community Development District, Special Assessment Bonds, Assessment Area One Project, 4.13%, 12/15/49	500	454,415

		31,708,845

Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A (GTD), 5.50%, 08/15/54	440	480,916

Security	Par (000)	Value

Georgia (continued)
County of LaGrange-Troup Hospital Authority, Refunding RB, Revenue Anticipation Certificates, 4.00%, 04/01/47	$1,110	$1,113,574
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/43	615	658,118
4.00%, 04/01/48(e)	235	248,106
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project:
4.00%, 01/01/49	470	452,201
5.00%, 01/01/56	645	680,339
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	120	130,265
5.00%, 04/01/44	550	569,563

		4,333,082

Hawaii — 0.4%
State of Hawaii Airports System, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,221,036

Illinois — 9.3%
Chicago Board of Education, GO, Refunding, Series A:
CAB, 0.00%, 12/01/25(c)	225	179,485
5.00%, 12/01/29	590	593,027
5.00%, 12/01/30	705	704,965
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	505	530,795
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/39	320	326,506
Senior Lien, Series D, 5.25%, 01/01/42	2,585	2,885,273
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series C, AMT, 5.38%, 01/01/39	3,235	3,404,999
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	542,727
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	400	418,652
Illinois Finance Authority, Refunding RB, Silver Cross Hospital & Medical Centers, Series C:
4.13%, 08/15/37	665	665,898
5.00%, 08/15/44	305	315,071
Illinois Housing Development Authority, RB, S/F Housing, Series A, 4.13%, 10/01/38	1,220	1,331,142
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,736,766
Metropolitan Pier & Exposition Authority, RB:
CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36(c)	10,000	4,863,700
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	670	596,648
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 06/15/44(c)	2,980	1,008,164
4.00%, 06/15/50	515	428,846
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(d)	575	606,792
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 06/01/33	2,000	2,634,580
State of Illinois, GO:
5.25%, 02/01/33	735	700,352
5.50%, 07/01/33	710	690,667
5.25%, 02/01/34	735	692,282
5.50%, 07/01/38	390	368,382

		27,225,719

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 0.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$1,000	$1,052,810
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	445	455,426
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	770	790,182

		2,298,418

Louisiana — 1.9%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,808,247
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	365	369,588
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/46	2,400	2,546,184

		5,724,019

Maine — 0.3%
State of Maine Housing Authority, RB:
M/F Housing, Series E, 4.25%, 11/15/43	630	678,258
S/F Housing, Mortgage Purchase Bonds, Series B, 3.35%, 11/15/44	175	173,975

		852,233

Maryland — 0.5%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds, Senior Lien, Harbor Point Project, Series A, 3.63%, 06/01/46(a)	655	480,134
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	1,030	1,096,631

		1,576,765

Massachusetts — 2.4%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	1,855	1,934,097
Massachusetts Development Finance Agency, Refunding RB, Partners Health Care System, 4.00%, 07/01/41	815	855,432
Massachusetts HFA, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	56,891
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	675	696,641
Series C, 5.00%, 12/01/30	1,365	1,369,095
Series C, 5.35%, 12/01/42	265	265,318
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	1,110	1,222,654
Sub-Series B, 4.00%, 02/15/43	670	704,559

		7,104,687

Michigan — 5.7%
City of Detroit Michigan Water Supply System Revenue, RB, Senior Lien, Series A, 5.25%, 07/01/41	1,600	1,655,920
Eastern Michigan University, RB, Series A (AGM), 4.00%, 03/01/44	545	596,045
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 4.00%, 11/15/46	1,050	1,008,913
Trinity Health Credit Group, 5.00%, 12/01/21(d)	15	15,966
Trinity Health Credit Group, Series A, 4.00%, 12/01/40	2,630	2,739,329
Michigan State Housing Development Authority, RB, Series B, 2.95%, 12/01/39	450	447,628
Michigan State University, Refunding RB, Board of Trustees, Series B, 5.00%, 02/15/48	570	674,977
Michigan Strategic Fund, RB, I-75 Improvement Project, AMT, 5.00%, 12/31/43	1,465	1,476,573
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	720	770,926

Security	Par (000)	Value

Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	$600	$632,376
Series II-A, 5.38%, 10/15/36	1,000	1,056,480
Series II-A (AGM), 5.25%, 10/15/36	1,900	1,999,218
State of Michigan Housing Development Authority, RB:
M/F Housing, Series A, 4.15%, 10/01/53	1,680	1,775,189
S/F Housing, Series C, 4.13%, 12/01/38	1,305	1,402,027
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	340	373,592

		16,625,159

Nebraska — 1.0%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	2,650	2,821,084

New Jersey — 10.5%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	790	803,201
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	610	630,087
Series WW, 5.25%, 06/15/25(d)	15	18,183
Series WW, 5.25%, 06/15/33	135	137,030
Series WW, 5.00%, 06/15/34	180	180,211
Series WW, 5.00%, 06/15/36	800	792,904
Series WW, 5.25%, 06/15/40	305	305,763
New Jersey EDA, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	283,752
New Jersey Higher Education Student Assistance Authority, Refunding RB, AMT:
Series 1, 5.50%, 12/01/25	195	204,233
Series 1, 5.50%, 12/01/26	135	141,338
Series 1, 5.75%, 12/01/28	75	78,748
Series B, 3.25%, 12/01/39	2,150	2,118,911
Sub-Series C, 3.63%, 12/01/49	645	586,163
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	840	866,040
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 06/15/33	1,315	1,329,478
Transportation Program, Series AA, 5.00%, 06/15/38	1,180	1,157,084
Transportation System, CAB, Series A, 0.00%, 12/15/29(c)	225	148,484
Transportation System, Series A, 5.50%, 06/15/21(d)	4,265	4,499,191
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	1,400	1,539,188
Transportation System, Series AA, 5.50%, 06/15/39	4,650	4,706,591
Transportation System, Series B, 5.00%, 06/15/21(d)	3,680	3,856,419
Transportation System, Series D, 5.00%, 06/15/32	525	528,103
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System Bond, 4.00%, 12/15/39	925	816,396
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/34	820	923,254
Series A, 5.00%, 06/01/36	1,220	1,357,470
Series A, 4.00%, 06/01/37	745	766,262
Sub-Series B, 5.00%, 06/01/46	2,005	2,015,667

		30,790,151

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, EL Castillo Retirement Residences Project, Series A, 5.00%, 05/15/39	170	149,478
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	325	349,755

		499,233

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 7.1%
City of New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 12/15/21(d)	$1,250	$1,340,275
City of New York Transitional Finance Authority, RB, Series S-3, 4.00%, 07/15/46	1,000	1,081,570
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,380,510
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(d)	375	389,603
5.75%, 02/15/47	235	241,883
Metropolitan Transportation Authority, Refunding RB, Sereis C-1, 5.00%, 11/15/56	1,330	1,359,632
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,443,550
New York Liberty Development Corp., Refunding RB, 3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	975	898,648
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	4,950	5,046,525
Port Authority of New York & New Jersey, Refunding ARB, AMT:
Consolidated, 186th Series, 5.00%, 10/15/36	555	602,441
Consolidated,186th Series, 5.00%, 10/15/44	1,110	1,184,858
Series 207, 4.00%, 09/15/43	410	420,775
State of New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60(f)	395	416,492

		20,806,762

North Carolina — 0.1%
North Carolina Turnpike Authority, RB, Senior Lien, Triangle Express Way System:
4.00%, 01/01/55	175	156,639
(AGM), 4.00%, 01/01/55	140	142,964

		299,603

Ohio — 2.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Senior, Class 2, Series B-2, 5.00%, 06/01/55	3,725	3,295,433
County of Butler Ohio, Refunding RB, UC Health, 4.00%, 11/15/37	405	410,917
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(d)	460	499,661
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	275	284,757
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	610	661,325
5.25%, 02/15/33	850	921,715

		6,073,808

Oklahoma — 0.2%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	535,382

Oregon — 0.4%
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(b)	390	452,919
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	875	442,470
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	375	391,807

		1,287,196

Security	Par (000)	Value

Pennsylvania — 11.5%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT:
5.00%, 07/01/35	$670	$718,515
5.00%, 07/01/47	765	804,367
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/22(d)	2,110	2,289,498
Tobacco Master Settlement Payment (AGM), 4.00%, 06/01/39	935	983,751
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	840	845,082
Pennsylvania Economic Development Financing Authority, RB:
UPMC, Series B, 4.00%, 03/15/40	3,000	3,052,590
AMT, 5.00%, 06/30/42	3,300	3,323,958
Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/34	2,220	2,254,343
Pennsylvania Rapid Bridge Replacement, 5.00%, 12/31/38	1,155	1,168,306
Series A-1, 4.00%, 04/15/50	875	886,874
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	848,452
Pennsylvania Higher Education Assistance Agency, RB, AMT, Series B, 3.00%, 06/01/47	180	150,581
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	3,175	3,383,089
Pennsylvania Housing Finance Agency, RB, S/F Housing:
Series 127-B, 3.88%, 10/01/38	790	836,887
Series 128B, 3.85%, 04/01/38	1,760	1,875,086
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	595,881
Series A-1, 5.00%, 12/01/41	730	810,431
Series B, 5.00%, 12/01/40	285	312,685
Series C, 5.50%, 12/01/23(d)	490	567,866
Series C, 5.00%, 12/01/39	2,900	3,121,415
Sub-Series A-1, 5.00%, 12/01/41	1,755	1,896,137
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licensed Fund Enhancement, Third Series, 4.00%, 12/01/38	1,835	1,944,293
Series A-1, 5.00%, 12/01/40	680	740,574
Philadelphia School District, GO, Refunding, Series F, 5.00%, 09/01/38	270	306,439

		33,717,100

Puerto Rico — 3.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
CAB, Series A-1, 0.00%, 07/01/46(c)	1,869	429,795
Series A-1, 4.75%, 07/01/53	5,000	4,504,150
Series A-1, 5.00%, 07/01/58	3,692	3,448,402
Series A-2, 4.33%, 07/01/40	738	659,108
Series A-2, 4.78%, 07/01/58	276	248,452
Series B-1, 4.75%, 07/01/53	424	382,143
Series B-2, 4.78%, 07/01/58	411	366,398

		10,038,448

Rhode Island — 1.4%
Rhode Island Housing & Mortgage Finance Corp., RB, M/F Housing, Multi Family Development Bond, Series 1B, 3.90%, 10/01/37	370	377,633
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	468,548
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	945	963,286
5.00%, 06/01/50	2,340	2,445,440

		4,254,907

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 6.6%
County of Berkeley South Carolina, Special Assessment Bonds, Nexton Improvement District Assessment:
4.25%, 11/01/40	$315	$245,732
4.38%, 11/01/49	465	342,166
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,456,315
South Carolina Jobs EDA, RB, McLeod Health Obligated Group, 5.00%, 11/01/48	2,010	2,252,547
South Carolina Jobs EDA, Refunding RB, Series A:
Palmetto Health (AGM), 6.50%, 08/01/21(d)	100	106,970
Prisma Health Obligated Group, 5.00%, 05/01/38	2,220	2,422,420
South Carolina Jobs-Economic Development Authority, RB, Hilton Head Christian Academy, 5.00%, 01/01/55(a)	855	664,591
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/48	470	519,693
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/25(d)	2,040	2,431,517
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	3,935	4,153,156
Series E, 5.50%, 12/01/53	2,820	2,963,989
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	1,932,423

		19,491,519

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, Avera Health Issue, 4.00%, 07/01/37	1,085	1,140,530

Tennessee — 0.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	750	722,385
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 07/01/46	1,110	1,194,504

		1,916,889

Texas — 17.2%
Brazos Higher Education Authority, Inc., RB, Subordinate, Student Loan Program, Series 1B (AMT), 3.00%, 04/01/40	115	97,311
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,268,235
Central Texas Turnpike System, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/22(d)	605	660,902
City of Houston Texas Airport System, Refunding ARB, Special Facilities, Continental Airlines, Inc., Series A, AMT, 6.63%, 07/15/38	405	409,350
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	500	545,770
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	1,850	982,923
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Christus Health, Series B, 5.00%, 07/01/35	1,680	1,917,418
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	828,292
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,850,994
Series D, 5.00%, 11/01/42	1,140	1,156,211
Series H, 5.00%, 11/01/32	2,715	2,809,265
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	938,784
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	3,020	1,413,783

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 09/01/31(b)(d)	$10,000	$13,974,100
North Texas Tollway Authority, Refunding RB:
4.25%, 01/01/49	1,090	1,178,704
1st Tier-Series A, 5.00%, 01/01/43	790	903,705
Series B, 5.00%, 01/01/40	530	560,327
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	1,150	583,510
0.00%, 09/15/36	3,875	1,862,325
0.00%, 09/15/37	17,775	7,988,085
Texas City Industrial Development Corp., RB, NRG Energy Project, 4.13%, 12/01/45	260	261,568
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	350	374,049
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,030	1,069,943
5.00%, 12/15/32	3,445	3,567,745
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	1,135	1,083,641
University of Texas System, Refunding RB, Series A, 3.50%, 08/15/50	1,755	2,183,395

		50,470,335

Utah — 0.6%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT:
5.00%, 07/01/42	1,095	1,203,690
5.00%, 07/01/48	395	434,745
Utah Charter School Finance Authority, RB, Wallace Stegner Academy Project, Series A, 5.00%, 06/15/39(a)	185	163,418

		1,801,853

Virginia — 0.2%
Virginia Small Business Financing Authority, RB, 95 Express Lanes LLC Project, AMT, 5.00%, 07/01/49	670	655,461

Washington — 2.5%
County of Snohomish Washington Housing Authority, Refunding RB, 4.00%, 04/01/44	430	459,387
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	1,730	1,875,787
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	900	954,432
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	3,000	3,144,840
Providence Health & Services, 4.00%, 10/01/45	630	649,259
Washington State Housing Finance Commission, RB, Transforming Age Project, Series A, 5.00%, 01/01/55(a)	495	392,921

		7,476,626

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	870	887,948

Wisconsin — 1.3%
Public Finance Authority, RB, American Preparatory Academy — Las Vegas Project, Series A(a):
5.00%, 07/15/39	100	85,108
5.00%, 07/15/49	355	284,667
5.00%, 07/15/54	170	133,571

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB, Penick Village Obligation Group, 5.00%, 09/01/39(a)	$295	$251,703
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A:
4.15%, 11/01/48	1,920	2,054,112
4.45%, 05/01/57	1,030	1,109,155

		3,918,316

Total Municipal Bonds — 117.6% (Cost — $329,191,595)		345,371,550

Municipal Bonds Transferred to Tender Option Bond Trusts — 48.6%(g)

California — 1.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge Subordinate, 4.00%, 04/01/47(h)	3,391	3,565,503
Los Angeles California Unified School District, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(h)	1,391	1,649,656

		5,215,159

Colorado — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Subordinate System, Series A, AMT, 5.25%, 12/01/48(a)(e)(h)	2,084	2,326,869
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.00%, 02/01/21(d)	3,000	3,087,930

		5,414,799

Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,231	1,333,645

District of Columbia — 0.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	920	999,350

Florida — 6.5%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	3,080,390
City of South Miami Florida Health Facilities Authority, Inc., Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	2,340	2,566,933
County of Broward Florida Airport Facilities Revenue, ARB, Senior Bond, Series B, AMT, 4.00%, 09/01/49	2,050	2,045,634
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGM), 5.00%, 07/01/35	2,100	2,110,185
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	1,540	1,612,226
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,587,596
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(a)(e)(h)	2,117	2,147,415

		19,150,379

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49(a)(e)	1,821	1,869,526

Illinois — 5.4%
City of Chicago Illinois Waterworks, Refunding RB, 2017 2nd Lien, Water Revenue Project (AGM), 5.25%, 11/01/33	490	491,235
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	12,288,998
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/38	1,859	1,972,216
Series B, 5.00%, 01/01/40	930	1,029,588

		15,782,037

Security	Par (000)	Value

Louisiana — 0.5%
County of St. Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, First Lien, Series A, 4.00%, 05/01/41	$1,350	$1,435,860

Maine — 0.3%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38(a)(e)	848	913,819

Maryland — 1.3%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	939	1,068,617
City of Baltimore Maryland Water Utility Fund, RB, Sub-Water Projects, Series A, 5.00%, 07/01/41	2,478	2,850,476

		3,919,093

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,321	1,459,785

Michigan — 3.5%
Michigan Finance Authority, RB, Series A:
Beaumont Health Credit Group, 5.00%, 11/01/44	1,750	1,892,227
McLaren Health Care, 4.00%, 02/15/50	2,550	2,628,820
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/21(d)	4,685	4,986,808
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	760	860,806

		10,368,661

Nebraska — 0.7%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,910	2,001,155

Nevada — 2.3%
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/38	2,716	3,232,083
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	3,080	3,455,606

		6,687,689

New Jersey — 2.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	720	819,778
New Jersey State Turnpike Authority, Refunding RB:
Series B, 4.00%, 01/01/37	2,054	2,195,054
Series G, 4.00%, 01/01/43	1,906	2,016,489
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36	1,580	1,583,446

		6,614,767

New York — 7.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	1,940	2,073,666
City of New York Transitional Finance Authority, BARB, Series S-1, 4.00%, 07/15/42(h)	1,500	1,537,335
City of New York Transitional Finance Authority, RB, Future Tax, Sub-Series A-3, 5.00%, 08/01/40(h)	2,714	3,112,765
City of New York Water & Sewer System, Refunding RB:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	4,920	5,438,496
2nd General Resolution, Series FF, 5.00%, 06/15/39	2,595	2,951,345
Series DD, 5.00%, 06/15/35	1,470	1,660,218
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,160,788
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,237,503

		22,172,116

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio — 1.7%
Northeast Ohio Regional Sewer District, Refunding RB:
4.00%, 11/15/49(h)	$1,875	$1,992,769
4.00%, 11/15/43	2,581	2,863,036

		4,855,805

Pennsylvania — 1.2%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB (BAM), 5.00%, 08/15/42	800	905,648
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,364,850
Philadelphia Authority for Industrial Development, RB, Children’s Hospital of Philadelphia Project, Series A, 4.00%, 07/01/44	1,094	1,130,117

		3,400,615

Rhode Island — 0.3%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac), 3.95%, 10/01/43	796	905,413

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,770	1,801,701

Texas — 3.8%
City of Houston Texas Community College, GO, Limited Tax, 4.00%, 02/15/43(a)(e)	1,305	1,361,298
County of Harris Texas Toll Road Authority, Refunding RB, Senior Lien, Series A, 5.00%, 08/15/43	1,094	1,294,171
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	3,080	3,489,178
Dallas-Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(h)	1,996	2,054,222
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, 4.00%, 09/15/42	1,649	1,712,589
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae):
3.63%, 09/01/44	805	865,650
3.75%, 09/01/49	441	474,597

		11,251,705

Utah — 1.8%
County of Utah Utah, RB, IHC Health Services, Inc., Series B, 4.00%, 05/15/47	5,135	5,375,111

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	1,962	2,355,133

Washington — 1.9%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,341,373
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	2,565	3,103,393

		5,444,766

Security	Par (000)	Value

Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	$1,920	$2,051,827

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.6% (Cost — $136,873,669)		142,779,916

Total Long-Term Investments — 166.2% (Cost — $466,065,264)		488,151,466

	Shares

Short-Term Securities — 0.2%

BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.15%(i)(j)	443,058	443,146

Total Short-Term Securities — 0.2% (Cost — $443,146)		443,146

Total Investments — 166.4% (Cost — $466,508,410)		488,594,612

Other Assets Less Liabilities — 1.4%		4,125,814

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.1)%		(82,547,174)

VMTP Shares at Liquidation Value — (39.7)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$293,673,252

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 1, 2021 to October 1, 2027, is $13,000,403. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) April 30, 2020	BlackRock MuniYield Quality Fund II, Inc. (MQT)

(j)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 04/30/19	Shares Purchased	Shares Sold		Shares Held at 04/30/20	Value at 04/30/20	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	746,789	—	(303,731	)(b)	443,058	$443,146	$16,377	$3,118	$22

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the year ended April 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,476,704)	$—	$(5,476,704)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$—	$—	$181,979	$—	$181,979

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	18,758,021

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$488,151,466	$—	$488,151,466
Short-Term Securities	443,146	—	—	443,146

	$443,146	$488,151,466	$—	$488,594,612

(a)	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Loan for TOB Trust Certificates	$—	$(3,040,000)	$—	$(3,040,000)
TOB Trust Certificates	—	(79,138,101)	—	(79,138,101)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(198,678,101)	$—	$(198,678,101)

See notes to financial statements.

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

April 30, 2020

	MYD	MQY	MQT

ASSETS
Investments at value — unaffiliated(a)	$993,868,020	$754,006,852	$488,151,466
Investments at value — affiliated(b)	20,527,420	649,910	443,146
Receivables:
Investments sold	5,432,417	386,517	857,140
Dividends — affiliated	9,047	432	969
Interest — unaffiliated	14,327,071	9,305,874	6,074,552
Prepaid expenses	21,809	56,711	23,796

Total assets	1,034,185,784	764,406,296	495,551,069

ACCRUED LIABILITIES
Bank overdraft	—	—	606,155
Payables:
Investments purchased	2,914,338	1,027,946	666,334
Income dividend distributions — Common Shares	2,627,503	1,627,749	992,552
Interest expense and fees	558,482	549,000	369,073
Investment advisory fees	875,952	650,287	421,838
Directors’ and Officer’s fees	335,851	237,165	2,576
Other accrued expenses	226,575	178,520	141,188

Total accrued liabilities	7,538,701	4,270,667	3,199,716

OTHER LIABILITIES
TOB Trust Certificates	147,785,028	127,099,870	79,138,101
Loan for TOB Trust Certificates	—	2,375,000	3,040,000
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	251,064,141	176,384,521	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	—	—	116,500,000

Total other liabilities	398,849,169	305,859,391	198,678,101

Total liabilities	406,387,870	310,130,058	201,877,817

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$627,797,914	$454,276,238	$293,673,252

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$626,524,385	$430,563,886	$279,476,648
Accumulated earnings	1,273,529	23,712,352	14,196,604

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$627,797,914	$454,276,238	$293,673,252

Net Asset Value per Common Share	$13.38	$14.79	$13.02

(a) Investments at cost — unaffiliated	$974,251,148	$719,914,438	$466,065,264
(b) Investments at cost — affiliated	$20,520,041	$649,910	$443,146
(c) Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
(d) Preferred Shares authorized	16,234	11,766	7,565
(e) Par value per Common Shares	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	30,712,248	22,558,009
(g) Common Shares authorized	199,983,766	199,988,234	199,992,435

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations

Year Ended April 30, 2020

	MYD	MQY	MQT

INVESTMENT INCOME
Dividends — affiliated	$249,839	$18,550	$16,377
Interest — unaffiliated	45,207,235	31,241,819	20,112,862

Total investment income	45,457,074	31,260,369	20,129,239

EXPENSES
Investment advisory	5,394,323	4,012,523	2,615,258
Accounting services	141,727	116,396	88,332
Professional	121,132	103,772	87,720
Transfer agent	57,232	45,301	32,256
Rating agency	46,503	46,493	46,483
Directors and Officer	27,038	19,774	23,055
Liquidity fees	25,670	18,032	—
Remarketing fees on Preferred Shares	25,203	17,704	—
Registration	17,331	11,398	9,055
Custodian	13,893	15,842	7,464
Printing	13,882	11,341	11,077
Miscellaneous	22,990	21,457	18,451

Total expenses excluding interest expense, fees and amortization of offering costs	5,906,924	4,440,033	2,939,151
Interest expense, fees and amortization of offering costs(a)	8,474,011	6,388,459	4,344,412

Total expenses	14,380,935	10,828,492	7,283,563
Less fees waived and/or reimbursed by the Manager	(19,059)	(1,384)	(1,163)

Total expenses after fees waived and/or reimbursed	14,361,876	10,827,108	7,282,400

Net investment income	31,095,198	20,433,261	12,846,839

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(11,772,429)	(8,497,404)	(5,476,704)
Investments — affiliated	731	2,270	3,118
Investments — unaffiliated	1,725,206	(107,690)	(1,053,052)

	(10,046,492)	(8,602,824)	(6,526,638)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	231,809	302,473	181,979
Investments — affiliated	7,961	—	22
Investments — unaffiliated	(44,937,213)	(19,304,872)	(11,348,869)

	(44,697,443)	(19,002,399)	(11,166,868)

Net realized and unrealized loss	(54,743,935)	(27,605,223)	(17,693,506)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(23,648,737)	$(7,171,962)	$(4,846,667)

(a)	Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See notes to financial statements.

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MYD		MQY
	Year Ended April 30,		Year Ended April 30,
	2020	2019	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$31,095,198	$34,206,699	$20,433,261	$21,247,583
Net realized loss	(10,046,492)	(945,052)	(8,602,824)	(2,263,416)
Net change in unrealized appreciation (depreciation)	(44,697,443)	9,390,154	(19,002,399)	16,645,334

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(23,648,737)	42,651,801	(7,171,962)	35,629,501

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(31,815,824)	(33,896,411)	(19,763,608)	(21,751,581)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	430,322	—	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(55,034,239)	8,755,390	(26,935,570)	13,877,920
Beginning of year	682,832,153	674,076,763	481,211,808	467,333,888

End of year	$627,797,914	$682,832,153	$454,276,238	$481,211,808

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets  (continued)

	MQT
	Year Ended April 30,
	2020	2019

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,846,839	$13,470,302
Net realized loss	(6,526,638)	(1,515,175)
Net change in unrealized appreciation (depreciation)	(11,166,868)	10,310,268

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(4,846,667)	22,265,395

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(12,091,093)	(13,351,341)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(16,937,760)	8,914,054
Beginning of year	310,611,012	301,696,958

End of year	$293,673,252	$310,611,012

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended April 30, 2020

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(23,648,737)	$(7,171,962)	$(4,846,667)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	211,902,742	153,939,057	109,873,222
Purchases of long-term investments	(201,034,468)	(143,050,931)	(99,179,914)
Net proceeds from sales (purchases) of short-term securities	(14,595,587)	(159,819)	306,858
Amortization of premium and accretion of discount on investments and other fees	1,591,870	573,204	494,490
Net realized (gain) loss on investments	(1,725,937)	105,420	1,049,934
Net unrealized depreciation on investments	44,929,252	19,304,872	11,348,847

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	2,630	1,753	1,860
Interest — unaffiliated	2,077,494	30,645	209,838
Prepaid expenses	8,450	(31,948)	(1,852)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	437,204	327,415	210,828
Interest expense and fees	(118,880)	(87,284)	(55,221)
Directors’ and Officer’s fees	(32,904)	(23,252)	20
Variation margin on futures contracts	(170,609)	(165,251)	(104,816)
Other accrued expenses	(54,244)	(62,194)	(54,866)

Net cash provided by operating activities	19,568,276	23,529,725	19,252,561

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	62,228,033	16,825,277	10,886,560
Repayments of TOB Trust Certificates	(51,367,901)	(23,923,865)	(22,265,079)
Proceeds from Loan for TOB Trust Certificates	14,991,518	7,741,573	6,525,025
Repayments of Loan for TOB Trust Certificates	(14,991,518)	(5,366,573)	(3,485,025)
Cash dividends paid to Common Shareholders	(31,524,559)	(19,855,745)	(12,181,325)
Increase in bank overdraft	—	—	606,155
Amortization of deferred offering costs	15,903	10,098	—

Net cash used for financing activities	(20,648,524)	(24,569,235)	(19,913,689)

CASH
Net decrease in restricted and unrestricted cash	(1,080,248)	(1,039,510)	(661,128)
Restricted and unrestricted cash at beginning of year	1,080,248	1,039,510	661,128

Restricted and unrestricted cash at end of year	$—	$—	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$8,576,988	$6,465,645	$4,399,633

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$430,322	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$207,398	$196,860	$125,578
Cash pledged for futures contracts	872,850	842,650	535,550

	$1,080,248	$1,039,510	$661,128

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Year Ended April 30,
	2020		2019	2018	2017	2016

Net asset value, beginning of year	$14.56		$14.38	$14.71	$15.61	$15.29

Net investment income(a)	0.66		0.73	0.79	0.84	0.90
Net realized and unrealized gain (loss)	(1.16)		0.17	(0.30)	(0.87)	0.35

Net increase (decrease) from investment operations	(0.50)		0.90	0.49	(0.03)	1.25

Distributions to Common Shareholders from net investment income(b)	(0.68)		(0.72)	(0.82)	(0.87)	(0.93)

Net asset value, end of year	$13.38		$14.56	$14.38	$14.71	$15.61

Market price, end of year	$12.29		$14.15	$13.12	$14.75	$15.73

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(3.66)%		6.80%	3.47%	(0.16)%	8.81%

Based on market price	(8.94)%		13.76%	(5.85)%	(0.65)%	12.36%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.07	%(d)	2.27%	2.00%	1.75%	1.39%

Total expenses after fees waived and/or reimbursed	2.07	%(d)	2.27%	2.00%	1.75%	1.39%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(e)(f)	0.85	%(d)	0.88%	0.89%	0.89%	0.88%

Net investment income to Common Shareholders	4.49	%(d)	5.10%	5.33%	5.52%	5.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$627,798		$682,832	$674,077	$687,869	$728,621

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400		$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$349,719		$371,612	$368,129	$373,615	$389,825

Borrowings outstanding, end of year (000)	$147,785		$136,925	$167,150	$168,316	$173,776

Portfolio turnover rate	19%		17%	9%	10%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Expense ratios	0.85%	0.88%	0.88%	0.89%	0.88%

See notes to financial statements.

40	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQY
	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$15.67	$15.22	$15.56	$16.47	$16.12

Net investment income(a)	0.67	0.69	0.77	0.85	0.90
Net realized and unrealized gain (loss)	(0.91)	0.47	(0.29)	(0.89)	0.40

Net increase (decrease) from investment operations	(0.24)	1.16	0.48	(0.04)	1.30

Distributions to Common Shareholders(b)
From net investment income	(0.64)	(0.69)	(0.82)	(0.87)	(0.95)
From net realized gain	—	(0.02)	—	—	—

Total distributions	(0.64)	(0.71)	(0.82)	(0.87)	(0.95)

Net asset value, end of year	$14.79	$15.67	$15.22	$15.56	$16.47

Market price, end of year	$13.88	$13.99	$13.83	$15.14	$16.56

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.44)%	8.42%	3.28%	(0.12)%	8.61%

Based on market price	3.60%	6.53%	(3.55)%	(3.34)%	13.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.20%	2.48%	2.05%	1.74%	1.47%

Total expenses after fees waived and/or reimbursed	2.20%	2.48%	2.05%	1.74%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense fees, and amortization of offering costs(d)(e)	0.90%	0.93%	0.91%	0.89%	1.09%

Net investment income to Common Shareholders	4.15%	4.55%	4.91%	5.28%	5.62%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$454,276	$481,212	$467,334	$477,758	$505,367

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$357,235	$372,487	$364,628	$370,531	$386,165

Borrowings outstanding, end of year (000)	$129,475	$134,198	$139,144	$119,144	$112,111

Portfolio turnover rate	18%	21%	20%	13%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2020	2019	2018	2017	2016
Expense ratios	0.90%	0.93%	0.91%	0.89%	0.92%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MQT
	Year Ended April 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of year	$13.77	$13.37	$13.69	$14.45	$14.18

Net investment income(a)	0.57	0.60	0.66	0.73	0.79
Net realized and unrealized gain (loss)	(0.78)	0.39	(0.29)	(0.74)	0.30

Net increase (decrease) from investment operations	(0.21)	0.99	0.37	(0.01)	1.09

Distributions to Common Shareholders from net investment income(b)	(0.54)	(0.59)	(0.69)	(0.75)	(0.82)

Net asset value, end of year	$13.02	$13.77	$13.37	$13.69	$14.45

Market price, end of year	$11.99	$12.26	$11.98	$12.94	$14.33

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(1.41)%	8.21%	3.01%	0.12%	8.48%

Based on market price	1.97%	7.52%	(2.35)%	(4.57)%	13.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.29%	2.59%	2.10%	1.79%	1.48%

Total expenses after fees waived and/or reimbursed	2.29%	2.58%	2.10%	1.79%	1.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(d)	0.92%	0.95%	0.92%	0.90%	0.91%

Net investment income to Common Shareholders	4.04%	4.47%	4.75%	5.13%	5.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$293,673	$310,611	$301,697	$308,707	$326,072

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$352,080	$366,619	$358,967	$364,984	$379,890

Borrowings outstanding, end of year (000)	$82,178	$90,517	$87,513	$72,634	$75,273

Portfolio turnover rate	19%	22%	21%	13%	10%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

42	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at April 30, 2019, if applicable, are as follows:

MYD	$993,382,888
MQY	732,135,624
MQT	479,774,057

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the NAV of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

44	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The funds’ management believes that a fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MYD	$1,946,820	$563,281	$188,758	$2,698,859
MQY	1,956,144	559,993	190,408	2,706,545
MQT	1,305,354	377,396	125,793	1,808,543

For the year ended April 30, 2020, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MYD	$241,436,365	$147,785,028	0.16% — 0.73%	$134,473,758	2.00%
MQY	225,615,879	127,099,870	0.19 — 0.72	132,817,930	2.03
MQT	142,779,916	79,138,101	0.25 — 0.72	88,080,409	2.04

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (continued)

“Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2020, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2020.

For the year ended April 30, 2020, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYD	$—	—%	$191,719	0.70%
MQY	2,375,000	0.12	296,927	0.71
MQT	3,040,000	0.12 — 0.18	368,844	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. Prior to December 1, 2019, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2020, the amounts waived were as follows:

	MYD	MQY	MQT
Amounts waived	$19,059	$1,384	$1,163

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

46	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$203,948,806	$143,273,103	$99,315,997
Sales	217,290,159	154,325,574	110,730,362

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2020. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital .	$(15,903)	$(10,337)	$(8)
Accumulated earnings	15,903	10,337	8

The tax character of distributions paid was as follows:

	MYD	MQY	MQT
Tax-exempt income(a)
4/30/2020	$37,561,237	$23,378,717	$14,617,033
4/30/2019	39,846,708	25,214,346	16,192,883
Ordinary income(b)
4/30/2020	13,836	56,707	9,929
4/30/2019	47,520	148,431	103,672
Long-term capital gains(c)
4/30/2020	—	—	—
4/30/2019	—	649,471	—

Total
4/30/2020	$37,575,073	$23,435,424	$14,626,962

4/30/2019	$39,894,228	$26,012,248	$16,296,555

(a)	The Funds designate these amounts paid during the fiscal year ended April 30, 2020, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest-related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Funds designate these amounts paid during the fiscal year ended April 30, 2020, as 20% rate long-term capital gain dividends.

As of period end, the tax components of accumulated earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$—	$1,301,830	$754,329
Undistributed ordinary income	1,019	674	842
Non-expiring capital loss carryforwards(a)	(17,013,652)	(11,376,577)	(7,930,445)
Net unrealized gains(b)	18,286,162	33,786,425	21,371,878

	$1,273,529	$23,712,352	$14,196,604

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (continued)

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost.	$846,645,373	$591,161,272	$385,044,632

Gross unrealized appreciation	$45,798,222	$44,601,540	$27,940,017
Gross unrealized depreciation	(25,833,183)	(10,580,920)	(6,568,138)

Net unrealized appreciation	$19,965,039	$34,020,620	$21,371,879

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to

48	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, the Funds have invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sector would have a greater impact on Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the period shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MYD
2020	28,844
2019	—

For the year ended April 30, 2020 and the year ended April 30, 2019, shares issued and outstanding remained constant for MQY and MQT.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2020, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (continued)

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY
Expiration Date . . . . . . . . . . . . . . . . . . . . . .	04/15/21	04/15/21

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

	Moody’s Long-term Rating	Fitch Long-term Rating
MYD	Aa1	AAA
MQY	Aa1	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended April 30, 2020
MYD	04/17/14	04/15/21
MQY	10/22/15	04/15/21

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

50	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2020 the annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	2.29%	2.08%

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MQT	12/16/2011	1,165	$116,500,000	07/02/2021	Aa1	AAA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2020, the average annualized dividend rate for the VMTP Shares was 2.18%.

For the year ended April 30, 2020, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MYD	$5,759,249	$15,903
MQY	3,671,816	10,098
MQT	2,535,869	—

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted.

The Funds declared and paid distributions to Common Shareholders and Preferred Shareholders as follows:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MYD	$0.056000	$0.056000	VRDP	W-7	$216,781
MQY	0.053000	0.060000	VRDP	W-7	152,281
MQT	0.044000	0.050000	VMTP	W-7	106,268

(a)	Net investment income dividend paid on June 1, 2020 to Common Shareholders of record on May 15, 2020.
(b)	Net investment income dividend declared on June 1, 2020 payable to Common Shareholders of record on June 15, 2020.
(c)	Dividends declared for period May 1, 2020 to May 31, 2020.

On June 16, 2020, the Board of Directors or Trustees, as applicable, of BlackRock Maryland Municipal Bond Trust (BZM), BlackRock Massachusetts Tax-Exempt Trust (MHE), BlackRock MuniYield Arizona Fund, Inc. (MZA), BlackRock MuniYield Investment Fund (MYF), BlackRock MuniEnhanced Fund, Inc. (MEN) and the Board of Directors of MQY each approved the reorganizations of BZM, MHE, MZA, MYF and MEN with and into MQY. The reorganizations are expected to occur in or before the first quarter of 2021 and are subject to the approvals by each Fund’s shareholders and the satisfaction of customary closing conditions.

52	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2020, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

54	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year.	88 RICs consisting of 112 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	55

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 261 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2014); President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 262 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

56	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Funds.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

VRDP Remarketing Agents

BofA Securities, Inc.(a)

New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MYD and MQY.

DIRECTOR AND OFFICER INFORMATION	57

Additional Information

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MYD	$0.660207	$—	$—	$0.018024	$0.678231	97%	0%	0%	3%	100%

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

Except if noted otherwise herein, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective July 31, 2019, each of MQY and MQT may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to each such Fund’s other investment policies. The adoption of the new policy will have no effect on each such Fund’s existing investment policy to invest at least 80% of its assets in investment grade municipal bonds. In connection with the adoption of the new policy, MQY’s and MQT’s investments in municipal bonds will no longer be limited to the three highest quality rating categories.

Effective March 24, 2020, MYD may enter into reverse repurchase agreements. The use of reverse repurchase agreements may generate taxable income for MYD and may increase the amount of ordinary income distributions paid to shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

58	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	59

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

EDC	Economic Development Corp.

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

GTD	Guaranteed

HFA	Housing Finance Agency

IDA	Industrial Development Authority

ISD	Independent School District

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

OTC	Over-the-Counter

PSF	Permanent School Fund

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

60	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/20-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano
Frank J. Fabozzi
Catherine A. Lynch
Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$36,720	$39,882	$0	$0	$21,800	$22,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$1,984,000	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $1,984,000 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Fund, Inc.	$21,800	$22,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$1,984,000	$2,050,500

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	AuditCommittee of Listed Registrant

(a)  The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi Catherine A. Lynch Karen P. Robards

(b) Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Jaeckel and O’Connor have both been members of the registrant’s portfolio management team since 2006.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2020:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	33	0	0	0	0	0
	$27.47 Billion	$0	$0	$0	$0	$0
Walter O’Connor	29	0	0	0	0	0
	$24.69 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2020:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2020.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($285,000 for 2020). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2020:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$100,001-$500,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Fund, Inc.

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Fund, Inc.

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Fund, Inc.

Date: July 2, 2020